                         SUBORDINATION AND STANDBY AGREEMENT


    This Agreement is executed by and among NATIONSBANK OF TEXAS, N.A., a national banking association, in its capacity as Agent (defined below), PENSION BENEFIT GUARANTY CORPORATION, a body corporate within the United States Department of Labor, for the benefit of itself and on behalf of Kerr Group, Inc. Retirement Income Plan and KERR GROUP, INC., a Delaware corporation ("Debtor"), as follows:

                                     DEFINITIONS

    "AGENT" means NationsBank of Texas, N.A., a national banking association with its principal place of business located at 901 Main Street, Dallas, Texas 75202, in its capacity as Agent under the Loan and Security Agreement.

    "AGENT COLLATERAL" means all "Collateral" defined in the Loan and Security Agreement (which definition is incorporated herein by reference), including without limitation all of the following, now owned and hereafter acquired by Debtor: all Receivables, Inventory, Equipment, Contract Rights, General Intangibles, Investment Property and Real Estate, as such terms are defined in the Loan and Security Agreement (which definitions are incorporated herein by reference), and all other property in which Agent is granted a security interest, lien, mortgage or other collateral interest under the Loan and Security Agreement or the other Agent Security Documents, now owned and hereafter acquired, and all proceeds of any of the foregoing.

    "AGENT LIEN" means all of Agent's continuing security interests, liens, mortgages, rights and interests (for itself and the Credit Parties as defined by the Loan and Security Agreement) in and to all property now or hereafter owned by Debtor and included within the Agent Collateral, as provided by the Agent Security Documents.

    "AGENT SECURITY DOCUMENTS" means the Loan and Security Agreement and all other "Security Documents" as defined therein, as the same may be renewed, extended, modified, amended, supplemented or restated from time to time.

    "COLLECTION ACTION" means (a) the filing of any action, suit or proceeding to collect all or any part of any amounts now or hereafter owing by Debtor under the PBGC Agreement, (b) any action (whether by judicial action or otherwise) to enforce the PBGC Agreement Lien or the Plan Lien, including without limitation any action to foreclose, repossess, marshal, control or otherwise exercise any remedies with respect to any property included within the Agent Collateral, (c) any contact or communication, directly or indirectly (including but not limited to notification or confirmation) with any account debtor or obligor on any accounts, chattel paper, instruments, general intangibles or other property included within the Agent Collateral or (d) any other action in respect of the interests of PBGC or the Plan under the PBGC Agreement which could reasonably be expected to interfere with the daily operation of Debtor's business. "Collection Action" does not include the filing of any proof of claim or statement of interest in any bankruptcy proceeding of Debtor with respect to amounts owed by Debtor under the

    PBGC Agreement, PROVIDED that any such proof of claim or statement of interest is expressly stated to be subject to this Agreement.

    "DEBTOR" means Kerr Group, Inc., a Delaware corporation with its principal place of business located at 500 New Holland Avenue, Lancaster, Pennsylvania 17602.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. Section 1368, ET SEQ.

    "LSA OBLIGATIONS" means all "Secured Obligations" defined in the Loan and Security Agreement (which definition hereby is incorporated herein by reference), including without limitation all obligations and indebtedness for loans, accrued interest, and all fees, costs and expenses under the Loan and Security Agreement and the other Agent Security Documents, and any and all "Permitted Future Financings" owing to the Lenders under the Loan and Security Agreement, as may be amended to provide for same (excluding any such Permitted Future Financings (if any) which by their express terms are secured by a lien which is not senior to, but is pari passu with, the PBGC Lien), as may be renewed, extended or modified, from time to time.

    "LOAN AND SECURITY AGREEMENT" means the certain Loan and Security Agreement among Agent, Debtor and the Lenders (as defined therein) from time to time party thereto, as may be renewed, extended, modified, amended or restated from time to time.

    "PBGC" means the Pension Benefit Guaranty Corporation, a body corporate within the United States Department of Labor, with its mailing address at 1200 K. Street, N.W., Washington, D.C. 20005-4026, acting under this Agreement and the PBGC Agreement both in its individual corporate capacity and also on behalf of, and for the benefit of, the Plan.

    "PBGC AGREEMENT" collectively means the certain Agreement dated August 24, 1997 between Debtor and PBGC, all security agreements, mortgages or other collateral agreements executed pursuant thereto, and all renewals, extensions, modifications, amendments or restatements of any of the foregoing.

    "PBGC AGREEMENT LIEN" means all security interests, liens, mortgages, rights and interests in property of Debtor granted by Debtor to PBGC under the PBGC Agreement.

    "PBGC STATUTORY LIEN" means any lien (if any) hereafter acquired by PBGC in property of Debtor pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974, as amended, Section 412(n) of the Internal Revenue Code of 1986, as amended, or other applicable law.

    "PLAN" means the Kerr Group, Inc. Retirement Income Plan, as may be amended, modified or restated from time to time, and any successor thereto.

    "PLAN LIEN" means all security interests, liens, mortgages, rights and interests in property of Debtor granted by Debtor to PBGC for the benefit of the Plan under the PBGC Agreement.



                                       RECITALS

    Debtor and Agent are parties to the Loan and Security Agreement which provides a secured credit facility for Debtor, subject to the terms thereof, reference to which is hereby made. Pursuant to the Agent Security Documents, the LSA Obligations are secured by continuing security interests and liens in the Agent Collateral granted by Debtor to or for the benefit of Agent, for the benefit of the Credit Parties (as defined by the Loan and Security Agreement).

    It is proposed that Debtor grant to PBGC a security interest in property included within the Agent Collateral to secure certain contingent obligations of Debtor to PBGC, pursuant to the PBGC Agreement.

    Agent requires that all security interests and liens of Agent in the Agent Collateral be first and prior in priority, and that any and all security interests, liens, rights and other interests of PBGC or the Plan under the PBGC Agreement, now or hereafter existing, be subordinated in favor of Agent for the benefit of the Credit Parties (as defined in the Loan and Security Agreement), as provided hereinbelow.

    NOW THEREFORE, for valuable consideration, the receipt of which hereby is acknowledged, and in consideration of the mutual benefits and agreements provided herein, Agent, PBGC and Debtor hereby agree as follows:

                                      AGREEMENT

    1. The Agent Lien is and at all times shall be first, senior and prior to the PBGC Agreement Lien and the Plan Lien, respectively. The PBGC Agreement Lien and the Plan Lien, respectively, each is and at all times shall be expressly subordinated and made junior to the Agent Lien.

    2. PBGC disclaims any interest in the Agent Collateral except as provided by the PBGC Agreement as of the effective date of this Agreement. Debtor represents to Agent that the Plan has no interest in the Agent Collateral. Debtor and PBGC each agrees that Debtor shall not grant to PBGC or the Plan any other security interest, lien or other interest in any property included within the Agent Collateral without the prior written consent of Agent. PBGC and Debtor are not party to any agreement between them other than the PBGC Agreement.

    3. Until termination of this Agreement PBGC agrees that it will not take any Collection Action without the prior written consent of Agent.

    4. Until termination of this Agreement, PBGC agrees that in the event it at any time receives or otherwise comes into possession of any property included within the Agent Collateral, or any proceeds thereof (other than scheduled payments made by Debtor to PBGC or the Plan under the PBGC Agreement in the ordinary course of Debtor's business and received by PBGC or the Plan prior to written notice by Agent of the occurrence of any Event of Default as defined by the Loan and Security Agreement), it will forthwith deliver same to Agent in the form received for the account of Debtor, and until so delivered the same shall be held in trust for the benefit of Agent, for the account of Debtor. At Agent's request, PBGC will provide any necessary endorsement or assignment (without recourse) as necessary to transfer or negotiate any check or other item constituting Agent Collateral. In the absence of any such endorsement or assignment, Agent is irrevocably appointed as attorney-in-fact with full power of substitution, coupled with an interest, with full authority for the limited purpose to make any such endorsement or assignment on behalf of PBGC as may be necessary to collect or enforce same.

    5.   Debtor and PBGC each agrees that:

         (a) The PBGC Agreement (including each security agreement, mortgage or other security document included therein) shall include a provision stating substantially the following:

         "This Agreement and all rights and interests of [PBGC] and [the Plan] thereunder are subject to the certain Subordination and Standby Agreement dated _______, 1997 among [PBGC], [Agent] and [Debtor], as the same may be renewed, extended, modified, amended or restated from time to time."

         (b) All financing statements filed by PBGC naming Debtor and covering any property included within the Agent Collateral shall state the following:

         "Secured Party's rights under the above referenced financing statement are subordinated in favor of NationsBank of Texas, N.A., in its capacity as Agent under the certain Loan and Security Agreement (herein called "Agent") among Debtor, Agent and the Lenders (as defined therein) from time to time party thereto, pursuant the certain Subordination and Standby Agreement among Secured Party, Debtor, [PBGC] and Agent, reference to which hereby is made."

    6. PBGC and Debtor each agrees that the PBGC Agreement (including each security agreement, mortgage or other security document included therein) will not be amended without the prior written consent of Agent.

    7. Agent may take any action, or defer or refrain from taking action, to enforce its rights and remedies with respect to the LSA Obligations and the Agent Lien, and may make such other determinations or take such other actions in connection therewith (including without limitation the timing or manner of disposition of any Agent Collateral, determination of funding or other actions after or during the continuance of an Event of Default (as defined by the Loan and Security Agreement), or make such waivers, or agree with Debtor for such amendments or modifications to the terms of the Loan and Security Agreement or any other Loan Document (as defined therein) as Agent may determine in its discretion), without requirement of prior notice to or consent from PBGC and without in any manner impairing Agent's rights and obligations under this Agreement. Agent may release any person or entity now or hereafter liable upon any of the LSA Obligations, or permit substitutions, withdrawals or release of any of the Agent Collateral or any other security or collateral at any time securing same, or renew, extend or accept partial payments on any of the LSA Obligations. Agent shall not at any time be required to institute suit or exercise or exhaust remedies against any person or entity obligated to pay any of the LSA Obligations, or against the Agent Collateral or any other security for the LSA Obligations, prior to exercising its rights or receiving the benefits of this Agreement.

    8. Nothing herein shall impair the rights of PBGC in respect of any PBGC Statutory Lien (if any) at any time arising, PROVIDED, that the Agent Lien shall have priority over any such PBGC Statutory Lien to the extent provided pursuant to Section 4068 of ERISA and notwithstanding anything to the contrary (if any) provided by other applicable law. PBGC agrees to notify Agent in writing upon providing any notice to Debtor of intention to institute proceedings to terminate the Plan.

    9. The subordinations and priorities specified in this Agreement are applicable irrespective of the validity or the time or order of attachment or perfection of the security interests evidenced by the Agent Lien, the PBGC Agreement Lien and the Plan Lien, respectively, or the time or order of filing of financing statements with respect thereto. This Agreement is solely for the purpose of defining the relative rights of Agent and PBGC and shall not be deemed to create any rights or priorities in favor of any other person, including without limitation, Debtor or any debtor-in-possession or trustee in bankruptcy in any bankruptcy proceedings of Debtor. Nothing herein shall be construed to govern the relative priority between the PBGC Agreement Lien and the Plan Lien, respectively, as between them, which priority shall be determined by separate agreement between PBGC and the Plan or applicable law.

    10. This Agreement is an irrevocable and continuing agreement of subordination, and Agent and the Credit Parties (as defined by the Loan and Security Agreement) may continue to rely upon same in lending money, extending credit, and making other financial accommodations to or for the account of Debtor, without notice to PBGC, pursuant to the Loan and Security Agreement and the other Loan Documents (defined therein).

    11. Any notice or demand by one party to another under this Agreement shall be in writing and shall be deemed made and received upon delivery (VIA personal delivery, courier, telecopy or other electronic transmission) to the address specified below, or on the third day following deposit in the United States mail, postage prepaid, addressed as specified below:

    PBGC:

         Director, Corporate Finance and Negotiations Department
         Pension Benefit Guaranty Corporation
         1200 K. Street, N.W.
         Washington, D.C.  2005-4026
         Telecopy:  (202) 842-2643

    Debtor:

         D. Gordon Strickland
         President and Chief Executive Officer
         Kerr Group, Inc.
         500 New Holland Avenue
         Lancaster, PA  17602-2104
         Telecopy:  (717) 394-6398

    Agent:

         NationsBank of Texas, N.A.
         901 Main Street
         Dallas, Texas 75202
         Attention:  Business Credit:  Regional Manager/URGENT
         Telecopy:  214-508-0480

    12. This Agreement shall terminate at such time that the LSA Obligations have been paid in full and the Loan and Security Agreement has terminated; PROVIDED HOWEVER, that in the event, following any such payment or termination, any amount previously applied in reduction of the LSA Obligations is revived pursuant to Section 18.7 of the Loan and Security Agreement, then all rights and obligations under this Agreement shall likewise be revived, and all amounts, if any, received by PBGC in respect of any property included within the Agent Collateral after such termination likewise shall be governed by the provisions of this Agreement as if the same had not been terminated.

    13. No waiver shall be deemed to have been made by Agent of any of its rights hereunder unless such waiver is in writing and signed by Agent, and any such written waiver shall be limited to the specific instance specified therein. The rights of Agent hereunder are cumulative of all other rights of Agent under any other agreement with Debtor or PBGC, respectively, or as otherwise provided by law.

    14. PBGC and Agent each represents to the other that (i) it has full corporate power and authority to enter into, execute, deliver and perform this Agreement, all of which have been duly authorized by all proper and necessary corporate action and are not prohibited by its charter, bylaws or applicable law and (ii) the officer signing this Agreement on its behalf is a duly authorized officer with full authority to execute this Agreement.

    15. If any provision of this Agreement is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement.

    16. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective assignees, transferees, and successors. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. EACH OF PBGC, AGENT AND DEBTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY

IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST PBGC, AGENT OR DEBTOR ARISING OUT OF THIS AGREEMENT. EACH SUCH PARTY ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING. PBGC, AGENT AND DEBTOR HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF TEXAS OR, AT THE OPTION OF AGENT, ANY COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG PBGC, AGENT OR DEBTOR PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

    17. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same instrument. A telecopy of any such executed counterpart shall be deemed valid as an original.

    18. All references herein to PBGC shall be deemed to mean, and all representations, warranties, covenants and agreements herein by PBGC are deemed made by and shall be binding upon, PBGC both in its individual corporate capacity and also in its capacity on behalf of the Plan, and all such representations, warranties, covenants and agreements by PBGC in such capacity on behalf of the Plan shall be binding upon the Plan.

    19. Debtor agrees that this Agreement shall be deemed to be a "Loan Document" as defined by the Loan and Security Agreement.

    SIGNED EFFECTIVE as of August 26, 1997.

                        NATIONSBANK OF TEXAS, N.A.
                        in its capacity as Agent under the Loan and Security Agreement defined herein

                        By:       /s/ Anne E. Carbone
                            --------------------------------------------------
                        Name:     Anne E. Carbone
                             -------------------------------------------------
                        Title:    Senior Vice President
                              ------------------------------------------------
                                                              Authorized Officer

                        KERR GROUP, INC.

                        By:     /s/ Geoffrey A. Whynot
                            --------------------------------------------------
                        Name:   Geoffrey A. Whynot
                             -------------------------------------------------
                        Title:  Vice President and Chief Financial Officer
                              ------------------------------------------------
                                                              Authorized Officer


                        PENSION BENEFIT GUARANTY CORPORATION

                        By:    /s/ Ellen A. Hennessy
                            --------------------------------------------------
                        Name:  Ellen A. Hennessy
                             -------------------------------------------------
                        Title: Deputy Executive Director and Chief Negotiator
                              ------------------------------------------------
                                                              Authorized Officer

WASHINGTON, D.C.   Section
                   Section
                   Section

    BEFORE ME, the undersigned authority, on this day personally appeared Ellen
A. Hennessy, known to me be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged me that the same was the act of Pension Benefit Guaranty Corporation, and that she executed the same for the purposes and considerations therein expressed.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of August, 1997.


                                  /s/ Donna Lynne Griffiths
                                  --------------------------------------------
                                  NOTARY PUBLIC, STATE OF
                                  WASHINGTON, D.C.

My Commission Expires:  10/31/98

                                  Donna Lynne Griffiths
                                  --------------------------------------------
                                  (Printed Name of Notary)





THE STATE OF PENNSYLVANIA    Section
                             Section
COUNTY OF LANCASTER          Section

    BEFORE ME, the undersigned authority, on this day personally appeared Geoffrey A. Whynot, known to me be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged me that the same was the act of Kerr Group, Inc., and that he executed the same for the purposes and considerations therein expressed.

    GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 26th day of August, 1997.


                                  /s/ Sherry S. Shertzer
                                  --------------------------------------------
                                  NOTARY PUBLIC, STATE OF
                                  PENNSYLVANIA

My Commission Expires:  2/26/2000

                                  Sherry S. Shertzer
                                  --------------------------------------------
                                  (Printed Name of Notary)